SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K



                            Current Report



           Filed pursuant to Section 12, 13, or 15(d) of the Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported)   February 2, 1996



                     INTELLIGENT ELECTRONICS, INC.
        (Exact name of registrant as specified in its charter)



      Pennsylvania                    0-15991             23-2208404
(State or Other Jurisdiction        Commission         (I.R.S. Employer
    of Incorporation or             File Number         Identification
      Organization)                                         Number)


                        411 Eagleview Boulevard
                       Exton, Pennsylvania  19341
               (Address of Principal Executive Offices)



                              (610)458-5500
      Telephone number, including area code, of agent for service







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Item 5.   Other Events

          On February 2, 1996, Intelligent Electronics, Inc. announced that in light of the company's capital requirements and current industry conditions, the company's Board of Directors suspended the quarterly cash dividend policy, which had been established in July 1993.




                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   INTELLIGENT ELECTRONICS, INC.



                                   BY: /s/ Thomas J. Coffey
                                      -------------------------------
                                           Thomas J. Coffey
                                           Vice President and Chief
                                           Financial Officer

Dated:  February 7, 1996



















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